Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust (the “Trust”)

SA Oppenheimer Main Street Large Cap Portfolio (the “Portfolio”)

Supplement dated May 2, 2019, to the Statutory Prospectus

dated May 1, 2019, as supplemented and amended to date

OppenheimerFunds, Inc. (“Oppenheimer”) currently serves as subadviser to the Portfolio. On or about May 24, 2019 (the “Effective Date”), Invesco Ltd., the ultimate parent entity of Invesco Advisers, Inc. (“Invesco”), is expected to acquire Oppenheimer, pursuant to an agreement reached with Oppenheimer’s indirect parent company, Massachusetts Mutual Life Insurance Company (the “Transaction”).

The change in control of Oppenheimer resulting from the Transaction will constitute an “assignment” of the subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and Oppenheimer with respect to the Portfolio (the “Prior Subadvisory Agreement”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In accordance with the 1940 Act, and pursuant to the terms of the Prior Subadvisory Agreement, the Prior Subadvisory Agreement will terminate upon its assignment. Generally, an assignment triggers a requirement to obtain shareholder approval of a new subadvisory agreement; however, pursuant to the terms of an exemptive order granted by the Securities and Exchange Commission, SunAmerica is permitted, under certain conditions and subject to Board of Trustees approval, to enter into new subadvisory agreements with unaffiliated subadvisers without obtaining shareholder approval.

At an in-person meeting held on March 27, 2019, the Board of Trustees of the Trust approved a new subadvisory agreement between SunAmerica and Invesco with respect to the Portfolio (the “New Subadvisory Agreement”), which will become effective on the Effective Date. Oppenheimer and Invesco do not anticipate any change to the portfolio management team or other key personnel who provide services to the Portfolio as a result of the Transaction. The level and scope of services to be rendered by Invesco and the fees payable by SunAmerica to Invesco under the New Subadvisory Agreement will also remain the same.

Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about the Transaction and the New Subadvisory Agreement.

Upon the Effective Date, the following changes to the Prospectus will become effective:

The second paragraph in the subsection entitled “Portfolio Summary: SA Oppenheimer Main Street Large Cap Portfolio (formerly, Equity Opportunities Portfolio) – Performance Information” is deleted in its entirety and replaced with the following:

OppenheimerFunds, Inc. (“Oppenheimer”) served as subadviser of the Portfolio since May 1, 2007. Upon the acquisition of Oppenheimer on or about May 24, 2019, Invesco Advisers, Inc. (“Invesco”) assumed subadvisory duties of the Portfolio.

In the subsection entitled “Portfolio Summary: SA Oppenheimer Main Street Large Cap Portfolio (formerly, Equity Opportunities Portfolio) – Investment Adviser,” all references to Oppenheimer are replaced with Invesco.

In the subsection entitled “Management – Information about the Subadvisers,” the information with respect to OppenheimerFunds, Inc. is deleted in its entirety, and the information with respect to Invesco Advisers, Inc. is supplemented by adding the following:

The SA Oppenheimer Main Street Large Cap Portfolio is managed by Manind Govil, CFA, Benjamin Ram and Paul Larson, who are primarily responsible for the day-to-day management of the Portfolio’s investments.

Mr. Govil has been associated with Invesco and/or its affiliates since 2019. Prior to joining Invesco, Mr. Govil was Senior Vice President and a portfolio manager of OppenheimerFunds, a global asset management firm since 2009. Prior to joining OppenheimerFunds, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He served as the lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research, from 2001 to July 2005, and was lead portfolio manager - core equity, from April 1996 to July 2005, at Mercantile Capital Advisers, Inc.

Mr. Ram has been associated with Invesco and/or its affiliates since 2019. Prior to joining Invesco, Mr. Ram was a Vice President of OppenheimerFunds, a global asset management firm since 2009 and a senior portfolio manager of Oppenheimer since 2011. Prior to joining OppenheimerFunds, Mr. Ram was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He was a financial analyst, from 2003 to 2005, and co-portfolio manager, from 2005 to 2006, at Mercantile Capital Advisers, Inc. Mr. Ram was a bank analyst at Legg Mason Securities from 2000 to 2003 and was a senior financial analyst at the CitiFinancial division of Citigroup, Inc. from 1997 to 2000.

Mr. Larson has been associated with Invesco and/or its affiliates since 2019. Prior to joining Invesco, Mr. Larson was a Vice President and portfolio manager of OppenheimerFunds, a global asset management firm since 2013. Prior to joining OppenheimerFunds, he was a portfolio manager and Chief Equity Strategist at Morningstar. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust (the “Trust”)

SA Oppenheimer Main Street Large Cap Portfolio (the “Portfolio”)

Supplement dated May 2, 2019, to the Statement of Additional Information (“SAI”)

dated May 1, 2019, as supplemented and amended to date

Effective on or about May 24, 2019, the following changes are made to the SAI:

The section in the SAI entitled “The Trust” is amended to delete all references to “OppenheimerFunds, Inc.”

The first two paragraphs of the section in the SAI entitled “Subadvisory Agreements” are amended to delete all references to “Oppenheimer” and “OppenheimerFunds, Inc.,” respectively.

The first table in the subsection of the SAI entitled “Subadvisory Agreements – Subadvisory Fees” is amended to delete all references to “Oppenheimer” and to revise the information with respect to Invesco as follows:

Subadviser	Portfolio	Annual Fee (as a % of the average daily net assets the Subadviser Manages in the Portfolio)
Invesco	SA Invesco Growth Opportunities Portfolio	0.50%
	SA Invesco VCP Equity-Income Portfolio	0.425% on first $250 million 0.400% on next $250 million 0.375 on next $500 million 0.300% thereafter
	SA Oppenheimer Main Street Large Cap Portfolio	0.40% on the first $50 million 0.35% on the next $200 million 0.30% thereafter

The table in the section of the SAI entitled “Portfolio Managers” is amended to delete the information with respect to Oppenheimer and to revise the information with respect to Invesco as follows:

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2019)

		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts

		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions	No. of Accounts	Total Assets (in millions)
	Bastian, Thomas	7	$24,914.1	1	$77.3	1,414 [1]	$171.9[1]
Invesco	Borbidge, Jacob	28	$3,324.7	—	—	6,479[1]	$394.6[1]
	Burge, Chuck	10	$22,951.0	3	$4,429.0	1	$170.6
	Govil, Manind	8	$19,200	—	—	1	$121.76
	Hart, Matthew	1	$562.9	—	—	—	—
	Jurkash, Brian	7	$24,914.1	1	$77.3	1,414[1]	$171.9[1]
	Larson, Paul	9	$22,850	—	—	—	—
	Marcheli, Sergio	7	$24,914.1	1	$77.3	1,414[1]	$171.9[1]

	Ram, Benjamin	8	$17,670	—	—	1	$121.76
			$562.9		—	—	—
						1,414[1]

Sander, Justin	1	$24,914.1	—	—	$171.9[1]
Titus, Matthew	7		—

1

These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its Portfolio Managers and used in connection with the management of certain Invesco funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

In the subsection of the SAI entitled “Portfolio Managers – Compensation,” the information with respect to Oppenheimer is deleted in its entirety.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.